United States
Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: July 31, 2003

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Crest Street, Escondido, California 92025-1707
(Address of principal executive offices) (Zip Code)

(760) 741-2111
(Registrant’s telephone number, including area code)

None
(former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

Exhibits.	The following exhibit is filed with this Form 8-K:

99.1 Press release dated July 31, 2003

Item 12.	Results of Operations and Financial Condition

Pursuant to Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.

On July 31, 2003, we issued a press release, which sets forth our results of operations for the quarter and six months ended June 30, 2003.  A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  This information shall not be deemed “filed” for any purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2003	REALTY INCOME CORPORATION

	By:	/s/ MICHAEL R. PFEIFFER
Michael R. Pfeiffer, Esq.
Executive Vice President, General Counsel and Secretary